Exhibit (17)(a)

VOTE BY INTERNET Before The Meeting—Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery OAKTREE SPECIALTY LENDING CORPORATION of information up until 11:59 p.m. Eastern Time the day before the cut-off date 333 SOUTH GRAND AVENUE, 28TH FLOOR or meeting date. Have your proxy card in hand when you access the web site LOS ANGELES, CA 90071 and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting—Go to www.virtualshareholdermeeting.com/ocsl2021 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D27649-TBD KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY OAKTREE SPECIALTY LENDING CORPORATION The Board of Directors recommends you vote FOR each of the following nominees. Votes on Directors 1. To elect two directors of the Company, who will each serve until the Company’s 2024 Annual Meeting of Withhold Stockholders and until his or her successor is duly elected For Authority and qualifies: 1a. Deborah Gero ! ! 1b. Craig Jacobson ! ! The Board of Directors recommends you vote FOR each of the following proposals. Votes on Proposals For Against Abstain 2. To ratify the appointment of Ernst & Young LLP as the Independent Registered Public Accounting Firm for the Company for the fiscal year ending ! ! ! September 30, 2021. 3. To approve the issuance of shares of common stock, par value $0.01 per share, of the Company to be issued pursuant to the Agreement and Plan of Merger, ! ! ! dated as of October 28, 2020, among Oaktree Strategic Income Corporation, a Delaware corporation (“OCSI”), the Company, Lion Merger Sub, Inc., a Delaware corporation and a direct wholly-owned subsidiary of the Company, and, for the limited purposes set forth therein, Oaktree Fund Advisors, LLC, a Delaware limited liability company and investment adviser to each of the Company and OCSI. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD OF DIRECTORS RECOMMENDS. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. D27650-TBD Oaktree Specialty Lending Corporation ANNUAL MEETING OF STOCKHOLDERS [TBD] [TBD] Pacific Time This proxy is solicited by the Board of Directors The undersigned hereby appoints Armen Panossian, Mathew Pendo and Mary Gallegly, and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of Oaktree Specialty Lending Corporation (the “Company”) which the undersigned is entitled to vote at the 2021 Annual Meeting of Stockholders of the Company, to be held virtually on [TBD], at [TBD] Pacific Time, at the following website: www.virtualshareholdermeeting.com/ocsl2021, and any adjournments or postponements thereof, as indicated on this proxy. The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders of the Company. THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED ON THE REVERSE SIDE. WHERE NO CHOICE IS SPECIFIED, VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR EACH NOMINEE LISTED IN PROPOSAL 1, FOR PROPOSAL 2 AND FOR PROPOSAL 3, AS DESCRIBED IN THE PROXY STATEMENT. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. Continued and to be signed on reverse side